SCHEDULE 14A INFORMATION

             Soliciting Materials Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                           [Amendment No............]

Filed by the Registrant /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /     Preliminary Proxy Statement (Revocation of Consent)
/ / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /     Definitive Proxy Statement (Revocation of Consent Statement)
/ /     Definitive Additional Materials
/X/     Soliciting Material Pursuant to Section 240.14a-12


                  WISCONSIN CENTRAL TRANSPORTATION CORPORATION
                  --------------------------------------------
                (Name of Registrant as specified in its charter)



       (Name of person(s) filing proxy statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/    No fee required

/ /    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),  14a6(i)(2)  or
       Item 22(a)(2) of Schedule 14A.

/ /    Fee computed on table below per Exchange Act Rules  14a-6(i)(4) and 0-11.
           1) Title  of each  class of  securities  to which  transaction applies:
                -----------------------
           2)   Aggregate number of securities  to  which  transaction  applies:
                -----------------------
           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _______________________
           4)   Proposed maximum aggregate value of transaction:
                -----------------------
           5)   Total fee paid: _______________________

/ /    Fee paid previously by written preliminary materials.

/ / Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid: ________________________________________
           2)   Form, Schedule or Registration Statement No.: __________________
           3)   Filing Party: __________________________________________________
           4)   Date Filed: ____________________________________________________

                              Sch 14A - Cover Page

                           TRANSACTION CONFERENCE CALL
                                JANUARY 30, 2001


[CN LOGO]                                                            [WCTC Logo]


                                    Slide - 1

This presentation may contain forward-looking statements within the meaning of the United States Private Securities Reform Act of 1995 and other applicable legislation, regarding future events and the future performance of CN that involve risks and uncertainties that could cause actual results to differ materially. Such forward-looking statements may include, without limitation, statements that the Company does not expect that claims, lawsuits, environmental costs, commitments, contingent liabilities, labor negotiations or other matters will have a material adverse effect on its consolidated financial condition, results of operations or liquidity and other similar statements concerning matters that are not historical facts, and projections or predictions as to the Company's financial or operational results. Such forward-looking statements are or will be based on information available at that time, are not guarantees of future performance and involve known and unknown risks and uncertainties, and other factors which may cause the outlook, the actual results or performance of the Company or the rail industry to be materially different from any future results or performance implied by such statements. Important factors that could cause such differences include, but are not limited to, industry competition and legislative and/or regulatory developments, changes in or compliance with environmental laws and regulations, natural events such as severe weather, floods and earthquakes, the effects of adverse general economic and business conditions, changes in fuel prices, labor strikes, environmental investigations or proceedings and other types of claims and litigation and other risks detailed from time to time in reports filed by the Company with securities regulators in Canada and the United States. Reference is made more specifically to "Management Discussion and Analysis" in the Company's annual and quarterly reports filed with Canadian securities regulators and in the Company's Form 40-F filed with U.S. securities regulators.

                                    Slide - 2

                               [Picture of Train]

                                    OVERVIEW

o    Deal structure

o    Merger rationale

o    Shipper benefits

o    Synergies

o    International investments

o    Roadmap to completion

                                   Slide - 3

                              CN-WC DEAL STRUCTURE

Proposed Financial Structure
----------------------------

o    All cash deal

o    Purchase  price of US  $17.15  per  share

o    Premium of 21% over close on January 26th

o    US $1.2B enterprise value

o    Payment on closing following approval by STB


Key Terms
---------

o    A one-step merger subject to WC shareholder approval

o    Standard "No-Shop" provision for WCS

o    CN right to terminate if transaction is not treated as minor by STB

Good deal for both WC and CN shareholders

                                   Slide - 4

                        [Map of North American Network]

                               CN-WC TRANSACTION

        Canadian National                               Wisconsin Central

Revenue                 US$ 3,691 M             Revenue                US$ 363 M

Route Miles             15,532                  Route Miles                2,850

Employees               22,457                  Employees                  2,200

Operation Ratio         69.6%                   Operation Ratio            75.2%

        CN year-end 2000                                WC year-end 1999

Natural fit, joins strength with strength

                                   Slide - 5

                                RATIONALE FOR WC

Business Rationale
------------------

o    Right Time for WC to join a Broader Network

     -    CN already largest railroad partner

o    Joining the best with the best

     -    Shared passion for service

o    CN is the best long-term partner

     -    Protects integrity of WC's network

     -    Enhances WC's network reach

     -    Responsible employer

Win-Win for all stakeholders

                                   Slide - 6

                                RATIONALE FOR CN

Business Rationale
------------------

o    Secures CN's North American connection

o    CN gains operational control over growth corridor

o    Increases CN's revenue base by 10%

o    Enhances CN's growth prospects - especially forest products

o    Straight-Forward, Pro-Competitive Transaction

Consistent with NAFTA strategy

                                   Slide - 7

                             A PRO-COMPETITIVE DEAL

o    Combination is a simple end-to-end Transaction

o    CN's traffic already moves along WC route

o    Not a single 2 to 1 point in the U.S.

o    No significant adverse competitive issues

o    CN will keep gateways open and offer service assurances

o    Significant public and shipper benefits

Transaction merits minor treatment

                                   Slide - 8

                                SHIPPER BENEFITS

o    Enhances strong service performance of both carriers

o    Reduces transit times

o    Improve through service at the Chicago gateway

o    Extends single-line reach to three coasts in North America

o    Advanced transportation systems

Transaction deserves shipper support

                                   Slide - 9

                                   SYNERGIES

Revenue
-------

o    Single line growth opportunities

o    New alternative for intermodal and automotive traffic


Operations
----------

o    Combined operating plan

o    Service focus

o    Safety enhancements


Assets
------

o    Polling of cars and locomotives

o    Balance flows


Systems
-------

o    CN's advanced SRS traffic control systems

o    E-commerce investment synergies

o    Economies of scale

At least $60 million EBIT after full integration

                                   Slide - 10

                           INTERNATIONAL INVESTMENTS

English, Welsh & Scottish Railway
---------------------------------

Privately held carrier - Great Britain's largest freight railroad

WC - 42.5% equity interest

o    New Management affecting Turnaround

o    Timing of Sale Guided by Improvement


Tranz Rail Holdings
-------------------

New Zealand network of rail, road and sea services

WC - 23.7% equity interest, publicly-traded

o    Already for sale

o    Deutsche Bank AG mandate


Australian Transport Network
----------------------------

Commercial rail freight services in Australia & Tasmania

WC - 33% equity interest

o    Small investment to be divested


Aqaba  Railroad  Company
------------------------

Jordanian line running from the Red Sea Aqaba harbor

Joint venture concession

o    Small project in start-up phase

Divestiture of international holdings proceeding

                                   Slide - 11

                          DELIVERING SHAREHOLDER VALUE

Proven Game Plan
----------------

o    Follow successful CN-IC model

o    Deliberate step-by-step approach

o    Maintain local accountability

o    Retain WC's talent


Financial Impact
----------------

o    Modest net investment

o    Strong balance sheet allows debt financing

o    Accretive to earnings in the first year

o    Enhances CN's North America growth prospects

Small transaction with low risk integration

                                   Slide - 12

                             ROADMAP TO COMPLETION

Milestones                                 Timeframe
----------                                 ---------

Execution And Announcement                 January 30, 2001

WC Shareholder Value                       Mid April

STB Filing Application                     Late April

STB Approval Process                       Within 180 days of filing under
                                           Minor Treatment

Closing                                    Fall 2001

Expect tight timeframe for completion

                                   Slide - 13

                                    SUMMARY

o    Excited about proposed Combination

o    Good Deal for all Stakeholders

o    Consistent with NAFTA Strategy

o    A natural fit

                                   Slide - 14

WCTC announced on January 30, 2001 that its board and the board of Canadian National Railway Company ("CN") have approved a merger agreement under which CN would acquire all the common stock of WCTC for cash in the amount of US$17.15 per share. The proposed merger is subject to approval by the Surface Transportation Board and a majority of WCTC stockholders. In connection with the proposed transaction, WCTC will file a proxy statement with the Securities and Exchange Commission ("SEC"), the final form of which will be mailed to WCTC stockholders. Information regarding the participants in WCTC's proxy solicitation and their interest in such solicitation may be obtained by reviewing WCTC's definitive consent revocation statement filed with the SEC on November 14, 2000, with respect to a separate matter. Investors are urged to read the proxy statement and other related documents when filed with the SEC, which will be available free of charge at the SEC web site (www.sec.gov). In addition, WCTC will provide copies of filed documents without charge upon request made to Ann Thoma at (847) 319-4588.